SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2013

ZIPCAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35131	04-3499525
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 First Street, 4th Floor

Cambridge, MA 02141

(Address of principal executive offices, including zip code)

(617) 995-4231

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On March 8, 2013, Zipcar, Inc. (“Zipcar”) issued a press release announcing that, in connection with Avis Budget Group, Inc.’s previously announced agreement to acquire Zipcar, the United Kingdom Office of Fair Trading has determined that Avis Budget Group, Inc.’s planned acquisition of Zipcar does not qualify for investigation under UK antitrust law. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated March 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIPCAR, INC.

(Registrant)

	By:	/s/ Dean J. Breda

Dean J. Breda
General Counsel and Secretary

Date: March 8, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated March 8, 2013.